UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

First Amended
Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 7, 2011 (March 16, 2011)

HEARTLAND BRIDGE CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54012 (Commission File Number)	27-2506234 (I.R.S. Employer Identification No.)

1 International Boulevard, Suite 400 Mahwah, NJ 07495 (Address of principal executive offices) (zip code)

(201) 512-8732 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant

On March 9, 2011, we notified Chang G. Park, CPA, our independent accountants previously engaged as the principal accountants to audit our financial statements that we were dismissing them as our independent accountants.  This dismissal was effective March 16, 2011.  The decision to change accountants was approved by our Board of Directors and did not arise out of any dispute or disagreement with Chang G. Park, CPA.

Also effective on March 16, 2011, we engaged Marcum LLP, as our independent certified public accountants.  The decision to change accountants was approved by our Board of Directors.

Chang G. Park, CPA audited our financial statements, including our balance sheet as of May 31, 2010 and our related statements of operations, changes in stockholders’ equity, and statements of cash flows from the period from April 29, 2010 (inception) through May 31, 2010, which were filed with our Form 10-12G/A filed with the Commission on August 12, 2010.  The audit report of Chang G. Park, CPA on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Chang G. Park, CPA., for the period ended May 31, 2010 indicated conditions which raised substantial doubt about our ability to continue as a going concern..  During the Audit Period, and through March 16, 2011, there were no disagreements with Chang G. Park, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. Notwithstanding the above, prior to the effective date of Chang G. Park, CPA’s dismissal on March 16, 2011, we did discuss one reportable event with Chang G. Park, CPA - the non-reliance issue detailed in Item 4.02, below - and that we were planning to have our financial statements for the quarterly periods ended June 30, 2010 and September 30, 2010 reviewed by a PCAOB-approved registered accounting firm, to ensure the financial statements had been reviewed as required.  As a result, discussions occurred between us and Chang G. Park, CPA, regarding when Marcum LLP should begin their engagement as our independents accountants and Chang G. Park CPA would be dismissed.  The discussions involved whether Chang G. Park, CPA or Marcum LLP would conduct these reviews and, depending upon which one we selected to conduct the reviews, when Marcum LLP would officially be engaged as our new independent accountants.  If we selected Chang G. Park, CPA, then Marcum LLP indicated they would delay their engagement until the reviews were completed so the company did not have two independent accounting firms engaged at the same time.  We selected Marcum LLP to conduct the reviews and as a result they became our auditors officially on March 16, 2011, when this determination was made.  We did not have any other discussions with Chang G. Park, CPA during our most two recent fiscal years, or any subsequent interim periods prior to dismissing Chang G. Park, CPA regarding any reportable events requiring disclosure under Item 304(a) of Regulation S-K.

We have provided an advance copy of this disclosure to Chang G. Park, CPA and requested that the former accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us, and, if not, stating the respects in which they do not agree.  A copy of the letter from Chang G. Park, CPA, to the Securities and Exchange Commission stating that they agree with the statements made by us is attached hereto as Exhibit 16.1.

During the two most recent fiscal years, or any subsequent interim period prior to engaging Marcum LLP as our accountants on March 16, 2011, we nor anyone acting on our behalf consulted with Marcum LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the company’s financial statements where either written or oral advice was provided that was an important factor considered by the company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the company’s former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.  Notwithstanding the above, prior to the date of engagement on March 16, 2011, we did notify Marcum LLP about one reportable event - the non-reliance issue detailed in Item 4.02, below - and that we were planning to have our financial statements for the quarterly periods ended June 30, 2010 and September 30, 2010 reviewed by a PCAOB-approved registered accounting firm, to ensure the financial statements had been reviewed as required.  As a result our notification to Marcum LLP about this issue, discussions occurred between us and Marcum LLP regarding when Marcum LLP should begin their engagement as our independents accountants.  The discussions involved whether Chang G. Park, CPA or Marcum LLP would conduct these reviews and, depending upon which one we selected to conduct the reviews, when Marcum LLP would officially be engaged as our independent accountants.  If we selected Chang G. Park, CPA, then Marcum LLP indicated they would delay their engagement until the reviews were completed so the company did not have two independent accounting firms engaged at the same time.  We selected Marcum LLP to conduct the reviews and as a result they became our auditors officially on March 16, 2011, when this determination was made.  We did not have any other discussions with Marcum LLP during our most two recent fiscal years, or any subsequent interim periods prior to engaging Marcum LLP regarding any reportable events or any other items or events requiring disclosure under Item 304(a) of Regulation S-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 10, 2011, our prior auditor, Chang G. Park, CPA, notified us that their firm did not review, and was not requested to review, the financial statements in our Form 10-Qs for the periods ended June 30, 2010 and September 30, 2010, and filed with the Commission on September 10, 2010 and November 2, 2010, respectively.  These reports were filed by our prior management and before the change of control transaction that occurred on November 3, 2010.  We have attempted to contact prior management and their legal counsel to determine whether the financial statements in these reports were reviewed by a PCAOB-approved auditing firm as required by the Securities Exchange Act of 1934, as amended.  We have not been successful with our attempts to reach prior management and their legal counsel regarding this issue.  As a result, on March 16, 2011, our management elected to have our new auditors, Marcum LLP, review our financial statements for these two periods and we will re-file these reports as amended reports with any required changes to our financial statements for these periods.  Management anticipates these reports, if necessary, will be filed shortly.  It should be noted that our management is not aware of any material inaccuracies in the financial statements filed for these two periods.  Our Chief Financial Officer, as an authorized officer of ours, discussed this matter with both our former auditor, Chang G. Park, CPA, as well as our current auditors, Marcum LLP.

We were a shell company during these two periods without any operations during these two periods.  However, until our new auditors have completed their review our management has elected to issue this Current Report to notify the public that the financial statements in the 10-Qs for these two should not be relied upon.

We have provided an advance copy of this disclosure to Chang G. Park, CPA and Marcum LLP and requested that both accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us in this Item 4.02, and, if not, stating the respects in which they do not agree.  A copy of the letters from Chang G. Park, CPA and Marcum LLP, both addressed to the Securities and Exchange Commission and stating that they agree with the statements made by us is attached hereto as Exhibit 16.1 and 16.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated April 7, 2011 from Chang G. Park, CPA

16.2	Letter dated April 7, 2011 from Marcum LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2011	Heartland Bridge Capital, Inc.
a Delaware corporation
/s/ James F. Groelinger

By: James F. Groelinger
Its: Chief Executive Officer